Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
31.1.    Neomode acquisition
On July 02, 2021, our subsidiary Linx Sistemas signed an agreement to acquire an equity interest of 40% of the shares of Neostore Desenvolvimento de Programas de Computadores SA (“Neomode”), through the execution of an Investment Agreement with the shareholders of Neomode. Founded in 2016, Neomode offers a sales channel and white label commerce app platform with agnostic integrator to Enterprise Resource Planning (ERP), Point of Sale (POS), e-commerces and gateways with cloud-based solutions. The main objective is the development and supply of solutions that integrate online channels and physical stores in the omnichannel concept using its application and integrator. The business model is based on recurring revenue (SaaS), consisting of monthly fees and transaction volume. It currently has more than 3,330 physical stores in the “click and collect, delivery and drive thru” system.
The acquisition was conditioned to Brazilian Antitrust Authority (“CADE”) approval, which occurred on November 19, 2021. The Company paid in the corporate capital in January 2022, in the total amount of R$6,083 and loans conversion in the amount of R$875, totalizing a transferred consideration of R$6,957. The Group is still assessing additional information in the arrangement to define the accounting treatment of the acquisition.
31.2.    Reclame Aqui acquisition
On February 17, 2022 the Group acquired 50% of equity interest on Reclame Aqui Holdings Limited (“Reclame Aqui”) for R$224,000. Reclame Aqui is an unlisted company based in Cayman Islands, with operations in Brazil, whose main activity is related to a public electronic platform for resolution of conflicts between customers and companies.
The Group will also have the right to join the Board of Directors of Reclame Aqui with two seats out of four, to indicate the Chief Financial Officer and has a call option to acquire the remaining equity interest on Reclame Aqui to hold 100% of the Company, which can be exercised between January 1st, 2027 and July 30, 2027. The acquisition is under evaluation for business combination rules.
The agreement with selling shareholders provides contingent consideration linked to net revenue performance related to 2023 and 2025 fiscal years. The amount of contingent consideration is limited to R$145,454. The Group is still evaluating this amount, in connection with the acquiree projections, to compose the consideration paid amount.
31.3.    New regulations BACEN
On March 11, 2022 BACEN approved a group of regulations for payment institutions. The new rules create new requirements as follows:
–    Regulation and supervision will be based on the consolidated financial conglomerate as defined by BACEN rules and not on the individual regulated entities.
–    Introduces requirements for risk management and for managing capital adequacy.
–    Establishes rules for determining the minimum level of capital and for measuring the actual regulatory capital which are introduced on a gradual basis from January 1, 2023 to January 1, 2025.
The Company is assessing the impact of the new rules and does not expect an impact on capital requirements above the current equity allocated to regulated entities upon initial effectiveness on January 1, 2023.